UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 11, 2015

WASTE CONNECTIONS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

COMMISSION FILE NO. 1-31507

94-3283464

(I.R.S. Employer Identification No.)

3 Waterway Square Place, Suite 110, The Woodlands, TX, 77380

(Address of principal executive offices)

(832) 442-2200

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information contained in Item 2.03 below is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On June 11, 2015, the Company entered into a Third Supplement to Master Note Purchase Agreement with certain accredited institutional investors (the “Third Supplement”), pursuant to which, on August 20, 2015, the Company intends to issue and sell to the investors $500 million of senior unsecured notes at fixed interest rates with interest payable in arrears semi-annually on February 20 and August 20 beginning on February 20, 2016 (the “2015A Notes”) in a private placement in reliance on Section 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder.

The Third Supplement was entered into pursuant to the terms and conditions of that certain Master Note Purchase Agreement, dated July 15, 2008, by and among the Company and certain accredited institutional investors, as amended (the “Master Note Agreement”). The 2015A Notes are one of a series of additional notes that may be issued pursuant to the Master Note Agreement.

The Company intends to issue and sell two tranches of the 2015A Notes: $125 million of the 2015A Notes will mature on August 20, 2022 with an annual interest rate of 3.09%; and $375 million of the 2015A Notes will mature on August 20, 2025 with an annual interest rate of 3.41%. The principal of each tranche of the 2015A Notes is payable at the maturity of that tranche. The issuance and sale of the 2015A Notes are subject to customary conditions more fully described in the Third Supplement.

The 2015A Notes are unsecured obligations and rank pari passu with the $600 million of existing notes outstanding under the Master Note Agreement and the obligations under the Company’s senior unsecured credit facility pursuant to its revolving credit and term loan agreement with Bank of America, N.A., as Administrative Agent, and the other lenders party thereto. The Company intends to use the proceeds from the sale of the 2015A Notes to reduce borrowings under its credit facility and for general corporate purposes, including acquisitions.

The 2015A Notes are subject to representations, warranties, covenants and events of default. Upon the occurrence of an event of default, payment of the 2015A Notes may be accelerated by the holders of the 2015A Notes. The 2015A Notes may also be prepaid by the Company at any time at par plus a make whole amount determined in respect of the remaining scheduled interest payments on the 2015A Notes, using a discount rate of the then current market standard for United States treasury bills plus 0.50%. In addition, the Company will be required to offer to prepay the 2015A Notes upon certain changes in control.

The Company may issue additional series of senior unsecured notes pursuant to the terms and conditions of the Master Note Agreement, provided that the purchasers of the outstanding notes, including the 2015A Notes, shall not have any obligation to purchase any additional notes issued pursuant to the Master Note Agreement and the aggregate principal amount of the outstanding notes and any additional notes issued pursuant to the Master Note Agreement shall not exceed $1.25 billion. Following the issuance of the 2015A Notes, the Company will have $1.1 billion of Notes outstanding under the Master Note Agreement.

The above description of the Master Note Agreement and the Third Supplement does not purport to be complete and is qualified in its entirety by reference to (i) the Master Note Agreement, which is incorporated by reference to the exhibit filed with the Company’s Form 8-K filed on July 18, 2008, (ii) Amendment No. 1 to Master Note Purchase Agreement, dated as of July 20, 2009, which is incorporated by reference to the exhibit filed with the Company’s Form 10-Q filed on August 5, 2009, (iii) the First Supplement to Master Note Purchase Agreement, dated as of October 26, 2009, which is incorporated by reference to the exhibit filed with the Company’s Form 10-Q filed on October 27, 2009, (iv) Amendment No. 2 to Master Note Purchase Agreement, dated as of November 24, 2010, which is incorporated by reference to the exhibit filed with the Company’s Form 8-K filed on November 26, 2010, (v) the Second Supplement to Master Note Purchase Agreement, dated as of April 1, 2011, which is incorporated by reference to the exhibit filed with the Company’s Form 8-K filed on April 5, 2011, (vi) Amendment No. 3 to Master Note Purchase Agreement, dated as of October 12, 2011, which is incorporated by reference to the exhibit filed with the Company’s Form 10-K filed on February 8, 2012, (vii) Amendment No. 4 to Master Note Purchase Agreement, dated as of August 9, 2013, which is incorporated by reference to the exhibit filed with the Company’s Form 8-K filed on August 14, 2013, (viii) Amendment No. 5 to Master Note Purchase Agreement, dated as of February 20, 2015, which is incorporated by reference to the exhibit filed with the Company’s Form 8-K filed on February 26, 2015, and (ix) the Third Supplement, which is attached hereto as Exhibit 4.9 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

4.1	Master Note Purchase Agreement, dated July 15, 2008, by and among the Company and certain accredited institutional investors (incorporated by reference to the exhibit filed with the Company’s Form 8-K filed on July 18, 2008).

4.2	Amendment No. 1 to Master Note Purchase Agreement, dated as of July 20, 2009 (incorporated by reference to the exhibit filed with the Company’s Form 10-Q filed on August 5, 2009).

4.3	First Supplement to Master Note Purchase Agreement, dated as of October 26, 2009 (incorporated by reference to the exhibit filed with the Company’s Form 10-Q filed on October 27, 2009).

4.4	Amendment No. 2 to Master Note Purchase Agreement, dated as of November 24, 2010 (incorporated by reference to the exhibit filed with the Company’s Form 8-K filed on November 26, 2010).

4.5	Second Supplement to Master Note Purchase Agreement, dated as of April 1, 2011 (incorporated by reference to the exhibit filed with the Company’s Form 8-K filed on April 5, 2011).

4.6	Amendment No. 3 to Master Note Purchase Agreement, dated as of October 12, 2011 (incorporated by reference to the exhibit filed with the Company’s Form 10-K filed on February 8, 2012).

4.7	Amendment No. 4 to Master Note Purchase Agreement, dated as of August 9, 2013 (incorporated by reference to the exhibit filed with the Company’s Form 8-K filed on August 14, 2013).

4.8	Amendment No. 5 to Master Note Purchase Agreement, dated as of February 20, 2015 (incorporated by reference to the exhibit filed with the Company’s Form 8-K filed on February 26, 2015).

4.9	Third Supplement to Master Note Purchase Agreement, dated as of June 11, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASTE CONNECTIONS, INC.
(Registrant)

Date: June 11, 2015	BY:	/s/ Worthing F. Jackman
Worthing F. Jackman,
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Master Note Purchase Agreement, dated July 15, 2008, by and among the Company and certain accredited institutional investors (incorporated by reference to the exhibit filed with the Company’s Form 8-K filed on July 18, 2008).

4.2	Amendment No. 1 to Master Note Purchase Agreement, dated as of July 20, 2009 (incorporated by reference to the exhibit filed with the Company’s Form 10-Q filed on August 5, 2009).

4.3	First Supplement to Master Note Purchase Agreement, dated as of October 26, 2009 (incorporated by reference to the exhibit filed with the Company’s Form 10-Q filed on October 27, 2009).

4.4	Amendment No. 2 to Master Note Purchase Agreement, dated as of November 24, 2010 (incorporated by reference to the exhibit filed with the Company’s Form 8-K filed on November 26, 2010).

4.5	Second Supplement to Master Note Purchase Agreement, dated as of April 1, 2011 (incorporated by reference to the exhibit filed with the Company’s Form 8-K filed on April 5, 2011).

4.6	Amendment No. 3 to Master Note Purchase Agreement, dated as of October 12, 2011 (incorporated by reference to the exhibit filed with the Company’s Form 10-K filed on February 8, 2012).

4.7	Amendment No. 4 to Master Note Purchase Agreement, dated as of August 9, 2013 (incorporated by reference to the exhibit filed with the Company’s Form 8-K filed on August 14, 2013).

4.8	Amendment No. 5 to Master Note Purchase Agreement, dated as of February 20, 2015 (incorporated by reference to the exhibit filed with the Company’s Form 8-K filed on February 26, 2015).

4.9	Third Supplement to Master Note Purchase Agreement, dated as of June 11, 2015.